--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                    INTANGIBLE TRANSITION PROPERTY SALE AGREEMENT

                                       between

               ILLINOIS POWER SECURITIZATION LIMITED LIABILITY COMPANY


                                       Grantee


                                         and


                         ILLINOIS POWER SPECIAL PURPOSE TRUST


                                     Note Issuer





                             Dated as of December 1, 1998


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

ARTICLE I
     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
               SECTION 1.01.  Definitions. . . . . . . . . . . . . . . . . . . 1
               SECTION 1.02.  Other Definitional Provisions. . . . . . . . . . 1

ARTICLE II
     CONVEYANCE OF 1998 TRANSITION PROPERTY AND RELATED ASSETS . . . . . . . . 2
               SECTION 2.01.  Conveyance of 1998 Transition
                              Property and Related Assets. . . . . . . . . . . 2

ARTICLE III
     REPRESENTATIONS AND WARRANTIES OF GRANTEE . . . . . . . . . . . . . . . . 4
               SECTION 3.01.  Organization and Good Standing . . . . . . . . . 4
               SECTION 3.02.  Due Qualification. . . . . . . . . . . . . . . . 4
               SECTION 3.03.  Power and Authority. . . . . . . . . . . . . . . 4
               SECTION 3.04.  Binding Obligation . . . . . . . . . . . . . . . 5
               SECTION 3.05.  No Violation . . . . . . . . . . . . . . . . . . 5
               SECTION 3.06.  No Proceedings . . . . . . . . . . . . . . . . . 5
               SECTION 3.07.  Approvals. . . . . . . . . . . . . . . . . . . . 6
               SECTION 3.08.  The 1998 Transition Property and Related
                              Assets . . . . . . . . . . . . . . . . . . . . . 6

ARTICLE IV
     COVENANTS OF THE GRANTEE. . . . . . . . . . . . . . . . . . . . . . . . .11
               SECTION 4.01.  Corporate Existence. . . . . . . . . . . . . . .11
               SECTION 4.02.  No Liens . . . . . . . . . . . . . . . . . . . .11
               SECTION 4.03.  Delivery of Collections. . . . . . . . . . . . .12
               SECTION 4.04.  Notice of Liens. . . . . . . . . . . . . . . . .12
               SECTION 4.05.  Compliance with Law. . . . . . . . . . . . . . .12
               SECTION 4.06.  Covenants Related to the 1998
                              Transition Property,
                              Related Assets and the Notes . . . . . . . . . .12
               SECTION 4.07.  Protection of Title. . . . . . . . . . . . . . .13
               SECTION 4.08.  Nonpetition Covenants. . . . . . . . . . . . . .14
               SECTION 4.09.  Taxes. . . . . . . . . . . . . . . . . . . . . .15
               SECTION 4.10.  Performance of Obligations; Servicing. . . . . .15
               SECTION 4.11.  Additional Negative Covenants. . . . . . . . . .17
               SECTION 4.12.  No Other Business. . . . . . . . . . . . . . . .17
               SECTION 4.13.  No Borrowing . . . . . . . . . . . . . . . . . .17
               SECTION 4.14.  Guarantees Loans, Advances and Other
                              Liabilities. . . . . . . . . . . . . . . . . . .18
               SECTION 4.15.  Capital Expenditures . . . . . . . . . . . . . .18
               SECTION 4.16.  Notice of Defaults . . . . . . . . . . . . . . .18
               SECTION 4.17.  Separate Existence . . . . . . . . . . . . . . .18


                                      i


               SECTION 4.18.  Further Instruments and Acts . . . . . . . . . .21
               SECTION 4.19.  Subsequent Transition Property . . . . . . . . .21

ARTICLE V
     THE GRANTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23
               SECTION 5.01.  Liability of Grantee; Indemnities. . . . . . . .23
               SECTION 5.02.  Merger or Consolidation of, or
                              Assumption of the Obligations of,
                              Grantee. . . . . . . . . . . . . . . . . . . . .24
               SECTION 5.03.  Limitation on Liability of Grantee
                              and Others . . . . . . . . . . . . . . . . . . .26

ARTICLE VI
    MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . .26
          SECTION 6.01.  Amendment . . . . . . . . . . . . . . . . . . . . . .26
          SECTION 6.02.  Notices . . . . . . . . . . . . . . . . . . . . . . .28
          SECTION 6.03.  Assignment. . . . . . . . . . . . . . . . . . . . . .28
          SECTION 6.04.  Limitations on Rights of OTHERS . . . . . . . . . . .28
          SECTION 6.05.  Severability. . . . . . . . . . . . . . . . . . . . .29
          SECTION 6.06.  Separate Counterparts . . . . . . . . . . . . . . . .29
          SECTION 6.07.  Headings. . . . . . . . . . . . . . . . . . . . . . .29
          SECTION 6.08.  Governing Law . . . . . . . . . . . . . . . . . . . .29
          SECTION 6.09.  Assignment to Indenture Trustee . . . . . . . . . . .29
          SECTION 6.10.  Limitation of Liability . . . . . . . . . . . . . . .30
          SECTION 6.11.  Limitation of Liability . . . . . . . . . . . . . . .30
          SECTION 6.12.  Holders as Third-Party Beneficiaries. . . . . . . . .31
          SECTION 6.13.  Representations and Indemnities to Survive. . . . . .31

     INTANGIBLE TRANSITION PROPERTY SALE AGREEMENT dated as of December 1, 1998 between ILLINOIS POWER SECURITIZATION LIMITED LIABILITY COMPANY, a Delaware limited liability company (the "Grantee"), and ILLINOIS POWER SPECIAL PURPOSE TRUST, a Delaware business trust (the "Note Issuer").

     WHEREAS the Note Issuer desires to purchase the 1998 Transition Property created pursuant to the Public Utilities Act and the 1998 Funding Order, together with the Related Assets; and

     WHEREAS the Grantee is willing to sell such 1998 Transition Property and Related Assets to the Note Issuer.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.01. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in that certain Indenture (including Appendix A thereto) dated as of the date hereof between the Note Issuer and Harris Trust and Savings Bank, as the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

     SECTION 1.02. OTHER DEFINITIONAL PROVISIONS.

     (a) "AGREEMENT" means this Intangible Transition Property Sale Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

     (b) Non-capitalized terms used herein which are defined in the Public Utilities Act shall, as the context requires, have the meanings assigned to such terms in the Public Utilities Act, but without giving effect to amendments to the Public Utilities Act after the date hereof which have a material adverse effect on the Note Issuer or the Holders.

     (c) All terms defined in this Agreement shall have the defined meaning when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (d) The words "hereof," "herein," "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter forms of such terms.

                                  ARTICLE II

            CONVEYANCE OF 1998 TRANSITION PROPERTY AND RELATED ASSETS

     SECTION 2.01. CONVEYANCE OF 1998 TRANSITION PROPERTY AND RELATED ASSETS. In consideration of the Note Issuer's delivery of $864,000,000 (less underwriting discounts and original issue discount) to or upon the order of the Grantee, the Grantee irrevocably sells, transfers, assigns, sets over and otherwise conveys to the Note Issuer, without recourse (subject to the obligations herein), all of its right, title and interest in, to and under:

     (a) the 1998 Transition Property (such sale, transfer, assignment, set over and conveyance of the 1998 Transition Property includes, to the fullest extent permitted by the Funding Law, the assignment of all revenues, collections, claims, rights, payments, money or proceeds of or arising from the IFCs pursuant to the 1998 Funding Order and the 1998 Initial Tariff), including, without limitation, any contractual rights to collect IFCs from Customers and Allocable IFC Revenue Amounts; and

     (b)    the Related Assets.

     Such sale, transfer, assignment, set over and conveyance is expressly stated to be a sale and absolute transfer, and pursuant to Section 18-108 of the Funding Law, shall be treated as an absolute transfer (as in a true sale), and not as a pledge or other financing, of the 1998 Transition Property. The previous sentence is the express statement referred to in
Section 18-108 of the Funding Law. To the extent that, notwithstanding the Funding Law, the Application and the 1998 Funding Order, the foregoing sale, transfer, assignment, set over and conveyance is held not to be an absolute transfer (as in a true sale) as contemplated under Section 18-108 of the Funding Law, then such sale, transfer, assignment, set over and conveyance shall be treated as a pledge of the 1998 Transition Property and the Grantee shall be deemed to have granted a security interest to the Note Issuer in the 1998 Transition Property. The Grantee takes the position that it has no rights in the 1998 Transition Property to which such a security interest could attach because it has sold, transferred, assigned, set over or otherwise conveyed all rights in, to and under the 1998 Transition Property to the Note Issuer pursuant to Section 18-108 of the Funding Law.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF GRANTEE

     The Grantee makes the following representations and warranties, as of the Closing Date, on which the Note Issuer has relied in acquiring the 1998 Transition Property and Related Assets. These representations and warranties shall survive the sale, transfer, assignment, set over and conveyance of the 1998 Transition Property and Related Assets to the Note Issuer, the pledge thereof to the Indenture Trustee pursuant to the Indenture and the issuance of the Notes.

     SECTION 3.01. ORGANIZATION AND GOOD STANDING. The Grantee is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the requisite power, authority and legal right to own the 1998 Transition Property and Related Assets.

     SECTION 3.02. DUE QUALIFICATION. The Grantee is duly qualified to do business as a limited liability company in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, licenses or approvals (except where the failure to so qualify would not be reasonably likely to have a material adverse effect on the Grantee's business, operations, assets, revenues or properties).

     SECTION 3.03. POWER AND AUTHORITY. The Grantee has the requisite power and authority to execute and deliver this Agreement and to carry out its terms; the Grantee has full power and authority to sell and assign the 1998 Transition Property and Related Assets to be sold and assigned to the Note Issuer and the Grantee has duly authorized such sale and assignment to the Note Issuer by all necessary company action; and the execution, delivery and performance of this Agreement have been duly authorized by the Grantee by all necessary company action.

     SECTION 3.04. BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Grantee enforceable against the Grantee in accordance with its terms, subject to applicable insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law.

     SECTION 3.05. NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not
(i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the Operating Agreement or Certificate of Formation of the Grantee, or any indenture, agreement or other instrument to which the Grantee is a party or by which it shall be bound; (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; or (iii) violate any law or any order, rule or regulation applicable to the Grantee of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Grantee or its properties.

     SECTION 3.06. NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Grantee's knowledge, threatened, before any court, Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Grantee or its properties involving or relating to the Grantee or the Note Issuer or, to the Grantee's knowledge, any other Person: (i) asserting the invalidity of the Funding Law, this Agreement, any of the other Basic Documents or the Notes, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the Grantee's performance of its obligations under, or the validity or enforceability of this Agreement, any of the other Basic Documents or the Notes, or (iv) which could reasonably be expected to adversely affect the Federal or state income tax attributes of the Notes.

     SECTION 3.07. APPROVALS. No approval, authorization, consent, order or other action of or filing with, any court, Federal or state regulatory body, administrative agency or other governmental instrumentality is required in connection with the Grantee's execution and delivery of this Agreement, the Grantee's performance of the transactions contemplated hereby or the Grantee's fulfillment of the terms hereof except those that have been obtained or made.

     SECTION 3.08. THE 1998 TRANSITION PROPERTY AND RELATED ASSETS.

     (a) INFORMATION. At the Closing Date, all information provided by the Grantee to the Note Issuer with respect to the 1998 Transition Property (including the 1998 Funding Order and the 1998 Initial Tariff) and the Related Assets is correct in all material respects.

     (b) TITLE. It is the intention of the parties hereto that the transfer and assignment herein contemplated constitute a sale and absolute transfer of the 1998 Transition Property and Related Assets from the Grantee to the Note Issuer and that no beneficial interest in or title to the 1998 Transition Property and Related Assets shall be part of the Grantee's estate in the event of the filing of a bankruptcy petition by or against the Grantee under any bankruptcy law. No portion of the 1998

Transition Property and Related Assets has been sold, transferred, assigned, pledged or otherwise conveyed by the Grantee to any Person other than the
Note Issuer. At the Closing Date, immediately prior to the sale hereunder, the Grantee owns the 1998 Transition Property and Related Assets, free and clear of all Liens and rights of any other Person, and no encumbrances, offsets, defenses or counterclaims exist or have been asserted with respect thereto.

     (c) TRANSFER FILINGS. At the Closing Date, the 1998 Transition Property and Related Assets have been validly transferred, assigned and sold from the Grantee to the Note Issuer, the Note Issuer owns all the 1998 Transition Property and Related Assets, free and clear of all Liens and rights of any other Person (other than Liens created pursuant to the Indenture), and all filings to be made by the Grantee (including filings with the ICC under the Funding Law) necessary in any jurisdiction to give the Note Issuer a first priority perfected ownership interest in the 1998 Transition Property and Related Assets have been made. No further action is required under Illinois law to maintain such first priority perfected ownership interest in the 1998 Transition Property. No further action, other than any filings or other steps required to be taken with respect to proceeds or on account of events occurring after the date hereof by Sections 9-103, 9-304, 9-306, 9-402(7) or 9-403(2)- (3) of the UCC, is required to maintain such first priority perfected ownership interest in the Related Assets.

     (d) STATE PLEDGE. The State of Illinois has agreed with the Holders, pursuant to Section 18-105(b) of the Funding Law, as follows:

            "(b) The State pledges to and agrees with the holders of any transitional funding instruments who may enter into contracts with an electric utility, grantee, assignee or issuer pursuant to this Article XVIII that the State will not in any way limit, alter, impair or reduce the value of intangible transition property created by, or instrument funding charges approved by, a transitional funding order so as to impair the terms of any contract made by such electric utility, grantee, assignee or issuer with such holders or in any way impair the rights and remedies of such holders until the pertinent grantee instruments or, if the related transitional funding order does not provide for the issuance of grantee instruments, the pertinent transitional funding instruments and interest, premium and other costs and charges related thereto, as the case may be, are fully paid and discharged. Electric utilities, grantees and issuers are authorized to include these pledges and agreements of the State in any contract with the holders of transitional funding instruments or with any assignees pursuant to this Article XVIII and any assignees are similarly authorized to include these pledges and agreements of the State in any contract with any issuer, holder or any other assignee. Nothing in this Article XVIII shall preclude the State of Illinois from requiring adjustments as may otherwise be allowed by law to the electric utility's base rates, transition charges, delivery services charges, or other charges for tariffed services, so long as any such adjustment does not directly affect or impair any instrument funding charges previously authorized by a transitional funding order issued by the [ICC]."

As a result of the foregoing pledge, the State of Illinois may not, except as provided in the succeeding sentence, in any way reduce, postpone, impair or terminate the 1998 Transition Property in a manner substantially impairing the Indenture or the rights and remedies of the Holders (and consequently, may not revoke, reduce, postpone or terminate the 1998 Funding Order or the rights of the Holders to receive IFC Payments and all other proceeds of the 1998 Transition Property), until the Notes, together with interest thereon, are fully paid and discharged. Notwithstanding the immediately preceding sentence, the State would be allowed to effect a temporary impairment of the Holders' rights if it could be shown that a temporary impairment was necessary to advance a significant and legitimate public purpose.

     (e) 1998 FUNDING ORDER AND TARIFFS; OTHER APPROVALS. (i) The 1998 Funding Order pursuant to which the 1998 Transition Property has been created has been duly entered by the ICC, is valid and binding, is Final and is in full force and effect; (ii) the 1998 Initial Tariff is in full force and effect and is not subject to modification by the ICC except as provided under the Funding Law; (iii) as of the issuance of the Notes, the Notes are entitled to the protections provided in Section 18-104(c) of the Funding Law and, accordingly, the 1998 Funding Order, the 1998 Transition Property and the IFCs are not revocable by the ICC; (iv) the ICC may not reduce, postpone, impair or terminate the 1998 Transition Property, the 1998 Funding Order or the IFCs; (v) the process by which the 1998 Funding Order was adopted and approved and the 1998 Initial Tariff was filed, and the 1998 Funding Order and the 1998 Initial Tariff themselves, comply with all applicable laws, rules and regulations and the ICC may not revoke, amend or otherwise change the 1998 Initial Tariff in any manner which would defeat the expectations of the Holders to receive IFC Payments on a timely basis; and
(vi) no other approval, authorization, consent, order or other action of, or filing with, any court, Federal or state regulatory body, administrative agency or other governmental instrumentality is required in connection with the grant of the 1998 Transition Property, except those that have been obtained or made.

     (f) ASSUMPTIONS. At the Closing Date, the assumptions used in calculating the IFCs are reasonable and made in good faith.

     (g) CREATION OF 1998 TRANSITION PROPERTY. Upon the effectiveness of the 1998 Initial Tariff: (i) all of the 1998 Transition Property constitutes a current property right vested in the Grantee; (ii) the 1998 Transition Property includes, without limitation, (A) the right, title and interest in and to the IFCs authorized under the 1998 Funding Order, as adjusted from time to time, (B) the right, title and interest in and to all revenues, collections, claims, payments, money or proceeds of or arising from the IFCs set forth in the 1998 Initial Tariff, and (C) all rights to compel Illinois Power, as Servicer (or any successor), to file for and obtain adjustments to the IFCs pursuant to the 1998 Funding Order; and (iii) the Grantee is entitled to impose and collect the IFCs described in the 1998 Funding Order and the 1998 Initial Tariff in an aggregate amount equal to the principal amount of the Notes, all interest thereon, all amounts required to be deposited in the Reserve Subaccount, the Overcollateralization Subaccount and the Capital Subaccount, and all related fees, costs and expenses in respect of the Notes until they have been paid in full, subject only to the $1.634 billion limitation set forth in the 1998 Funding Order as the maximum dollar amount of 1998 Transition Property created thereunder.

     (h) PROPERTY OF GRANTEE. To the fullest extent permitted by the Funding Law and all other applicable law, the 1998 Transition Property and the right to impose and collect IFCs contemplated thereunder constitute property rights of the Grantee and its assigns, including the Note Issuer and its assigns (including the Indenture Trustee on behalf of the Holders), which property has been placed beyond the reach of Illinois Power and its creditors, as in a true sale, and which property rights may not be limited, altered, impaired, reduced or otherwise terminated by any subsequent actions of Illinois Power or any third party and which shall, to the full extent permitted by law, be enforceable against Illinois Power, its successors and assigns, and all other third parties (including judicial lien creditors) claiming an interest therein by or through Illinois Power or its successors and assigns.

     (i) NATURE OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in this SECTION 3.08, insofar as they involve conclusions of law, are made not on the basis that the Grantee purports to be a legal expert or to be rendering legal advice, but rather to reflect the parties' good faith understanding of the legal basis on which the parties are entering into this Agreement and the other Basic Documents and the basis on which the Holders are purchasing the Notes, and to reflect the parties' agreement that, if such understanding turns out to be incorrect or inaccurate, the Grantee will be obligated to indemnify the Note Issuer and its permitted assigns, and that the Note Issuer and its permitted assigns will be entitled to enforce any rights and remedies under the documents, on account of such inaccuracy to the same extent as if the Grantee had breached any other representations or warranties hereunder.

                                  ARTICLE IV

                            COVENANTS OF THE GRANTEE

     SECTION 4.01. CORPORATE EXISTENCE. So long as any of the Notes are outstanding, the Grantee (a) will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware (unless it becomes, or any successor Grantee hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Grantee will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction), (b) will obtain and preserve its qualification to do business, in each case to the extent that in each such jurisdiction such existence or qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents to which the Grantee is a party and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby and (c) at all times hereafter, the Grantee will not elect nor cause nor permit the Note Issuer to elect to be classified as an association taxable as a corporation for federal income tax purposes.

     SECTION 4.02. NO LIENS. Except for the conveyances hereunder, the Grantee will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume, suffer to exist or otherwise assert any Lien on, any of the 1998 Transition Property or Related Assets, or any interest therein, and the Grantee shall defend the right, title and interest of the
Note Issuer and the Indenture

Trustee in, to and under the 1998 Transition Property and Related Assets, against all claims of third parties claiming through or under the Grantee.

     SECTION 4.03. DELIVERY OF COLLECTIONS. If the Grantee receives collections in respect of the IFCs or the proceeds thereof, or in replacement therefor, including, without limitation, any Allocable IFC Revenue Amounts, the Grantee agrees to hold such payments in trust for the Servicer and to pay the Servicer all payments received by the Grantee in respect thereof as soon as practicable after receipt thereof by the Grantee, but in no event later than two Business Days after such receipt.

     SECTION 4.04. NOTICE OF LIENS. The Grantee shall notify the Note Issuer and the Indenture Trustee in writing promptly after becoming aware of any Lien on any of the 1998 Transition Property or Related Assets other than the conveyances hereunder and under the Indenture.

     SECTION 4.05. COMPLIANCE WITH LAW. The Grantee shall comply with its organizational or governing documents and all laws, treaties, rules, regulations and determinations of any governmental instrumentality applicable to it, to the extent that failure to so comply would not materially adversely affect the Note Issuer's or the Indenture Trustee's interests in the 1998 Transition Property or Related Assets or under any of the Basic Documents or the Grantee's performance of its obligations hereunder or under any of the other Basic Documents to which it is party.

     SECTION 4.06. COVENANTS RELATED TO THE 1998 TRANSITION PROPERTY, RELATED ASSETS AND THE NOTES.

     (a) So long as any of the Notes are outstanding, the Grantee shall indicate in its financial statements that the Note Issuer and not the Grantee owns the 1998 Transition Property and the Related Assets.

     (b) So long as any of the Notes are outstanding, the Grantee shall not own or purchase any Notes.

     (c) The Grantee agrees that upon its sale of the 1998 Transition Property and Related Assets to the Note Issuer pursuant to this Agreement,
(i) to the fullest extent permitted by law, including applicable ICC Regulations, the Note Issuer shall have all of the rights of the owner of the 1998 Transition Property (including all of the rights originally held by the Grantee with respect to the 1998 Transition Property and Related Assets), including the right (subject to the terms of the Servicing Agreement) to exercise any and all rights and remedies to collect any amounts payable by any Customer or third party collection agent, including any ARES, in respect of the 1998 Transition Property, notwithstanding any objection or direction to the contrary by the Grantee and (ii) any payment by any Customer or third party collection agent, including any ARES, to the Note Issuer (or to the Servicer for the benefit of the Note Issuer) shall discharge such Customer's or third party's obligations in respect of the 1998 Transition Property to the extent of such payment, notwithstanding any objection or direction to the contrary by the Grantee.

     (d) So long as any of the Notes are outstanding, (i) except with respect to federal and other applicable taxes, the Grantee shall not make any statement or reference in respect of the 1998 Transition Property or the Related Assets that is inconsistent with the ownership interest of the Note Issuer therein, and (ii) the Grantee shall not take any action in respect of the 1998 Transition Property or the Related Assets except as otherwise contemplated by the Basic Documents.

     SECTION 4.07. PROTECTION OF TITLE. The Grantee shall execute and file such filings, including filings with the ICC pursuant to the Funding Law, and cause to be executed and filed such filings, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interests of the Note Issuer in the 1998 Transition Property and Related Assets, including all filings required under the Funding Law relating to the transfer of the ownership or security interest in the 1998 Transition Property by the Grantee to the Note Issuer. The Grantee shall deliver (or cause to be delivered) to the Note Issuer file-stamped copies of, or filing receipts for, any document filed as provided above, promptly following such filing. The Grantee shall institute any action or proceeding necessary to compel performance by the ICC or the State of Illinois of any of their obligations or duties under the Funding Law, the 1998 Funding Order, the 1998 Initial Tariff or any amendatory tariff filed pursuant to Section 18-104(k) of the Funding Law, and the Grantee agrees to take such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, as may be reasonably necessary to protect the Note Issuer and the Holders from claims, state actions or other actions or proceedings of third parties which, if successfully pursued, would result in a breach of any representation set forth in Article III. The costs of any such actions or proceedings will be payable by the Grantee. The Grantee designates the Note Issuer as its agent and attorney-in-fact to execute any filings with the ICC, financing statements, continuation statements or other instruments required by the Note Issuer pursuant to this Section, it being understood that the
Note Issuer shall have no obligation to execute any such instruments.

     SECTION 4.08. NONPETITION COVENANTS. Notwithstanding any prior termination of this Agreement or the Indenture, but subject to the ICC's right to order the sequestration and payment of revenues arising with respect to the 1998 Transition Property notwithstanding any bankruptcy, reorganization or other insolvency proceedings with respect to Illinois Power, the Grantee, the Note Issuer or any other grantee or assignee of the 1998 Transition Property pursuant to Section 18-

107(c)(4) of the Funding Law, the Grantee shall not, prior to the date which is one year and one day after the termination of the Indenture, acquiesce, petition or otherwise invoke or cause or join with any other Person to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Note Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of or for the Note Issuer or any substantial part of the property of the Note Issuer, or ordering the winding up or liquidation of the affairs of the Note Issuer.

     SECTION 4.09. TAXES. So long as any of the Notes are outstanding, the Grantee shall, and shall cause each of its subsidiaries to, pay all material taxes, assessments and governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon if the failure to pay any such taxes, assessments and governmental charges would, after any applicable grace periods, notices or other similar requirements, result in a lien on the 1998 Transition Property or Related Assets; provided that no such tax need be paid if the Grantee or one of its subsidiaries is contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted and if the Grantee or such subsidiary has established appropriate reserves as shall be required in conformity with generally accepted accounting principles.

     SECTION 4.10. PERFORMANCE OF OBLIGATIONS; SERVICING.

     (a) The Grantee may contract with other Persons to assist it in performing its duties under this Agreement, and any performance of such duties by a Person identified to the Note Issuer in an Officer's Certificate of the Grantee shall be deemed to be action taken by the Grantee. In addition, the Grantee agrees to perform, and shall be responsible and liable for, the duties and obligations of the Note Issuer under Sections 3.02, 3.04, 3.05, 3.06, 3.07, 3.09, 3.14, 3.18, 3.19, 6.06(c), 6.07, 7.01,

7.03, 8.03 (regarding the direction of investment in Eligible Investments in the Collection Account), and 8.06 of the Indenture, PROVIDED, HOWEVER, that the Grantee may engage the Administrator to perform such duties and obligations pursuant to the terms of the Administration Agreement.

     (b) Except as otherwise expressly permitted therein, the Grantee shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the written consent of the Note Issuer (which consent shall not be withheld if the Indenture Trustee shall have consented thereto) and prior written notice to the Rating Agencies. The Grantee shall not terminate the Administration Agreement prior to the repayment in full of all Notes.

     (c) Upon any termination of the Servicer's rights and powers pursuant to the Servicing Agreement, the Note Issuer shall promptly notify the Grantee and the Rating Agencies. As soon as a Successor Servicer is appointed, the
Note Issuer shall notify the Grantee and the Rating Agencies of such appointment, specifying in such notice the name and address of such Successor Servicer.

     (d) Without derogating from the absolute nature of the assignment granted to the Note Issuer under this Agreement or the rights of the Note Issuer hereunder, the Grantee will not, without the prior written consent of the Note Issuer and prior written notice to the Rating Agencies, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of; the terms of any Note Collateral or the Basic Documents, or waive timely performance or observance by Illinois Power or the Servicer under the Grant Agreement or the Servicing Agreement, respectively. If any such amendment, modification, supplement or waiver shall be so consented to by the Note Issuer and the Note Issuer shall so request, the Grantee shall execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as shall be necessary or appropriate in the circumstances.

     (e) The Grantee shall make all filings required under the Funding Law relating to the transfer of the ownership or security interest in the 1998 Transition Property other than those required to be made by Illinois Power pursuant to the Basic Documents.

     SECTION 4.11. ADDITIONAL NEGATIVE COVENANTS. So long as any Notes are Outstanding, the Grantee shall not:

     (a) except as permitted by Section 5.02, sell, transfer, exchange or otherwise dispose of any of its properties or assets;

     (b) assert any claim against the Note Issuer by reason of the payment of the taxes levied or assessed upon any part of the 1998 Transition Property or the Related Assets;

     (c) except as permitted by Section 5.02, terminate its existence or dissolve or liquidate in whole or in part; or

     (d) take any action that would be inconsistent with the Note Issuer's absolute and first priority ownership interest in the 1998 Transition Property and the Related Assets.

     SECTION 4.12. NO OTHER BUSINESS. The Grantee shall not engage in any business other than acquiring, owning, financing, transferring, assigning and otherwise managing the 1998 Transition Property and Related Assets, and any Subsequent Intangible Transition Property and Subsequent Related Assets, in the manner contemplated by this Agreement and the Basic Documents (or in a similar manner, in the case of Subsequent Transition Property and Subsequent Related Assets) and activities incidental thereto.

     SECTION 4.13. NO BORROWING. The Grantee shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness.

     SECTION 4.14. GUARANTEES LOANS, ADVANCES AND OTHER LIABILITIES. Except as otherwise contemplated by the Grant Agreement, the Administration Agreement, the Servicing

Agreement or this Agreement, the Grantee shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of; or any other interest in, or make any capital contribution to, any other Person.

     SECTION 4.15. CAPITAL EXPENDITURES. Other than expenditures made out of available funds in an aggregate amount not to exceed $25,000 in any calendar year, the Grantee shall not make any expenditure (by long- term or operating lease or otherwise) for capital assets (either realty or personalty).

     SECTION 4.16. NOTICE OF DEFAULTS. The Grantee shall promptly notify the Note Issuer, in writing, of each default under the Indenture and each material default on the part of Illinois Power or the Servicer of their respective obligations under the Grant Agreement or the Servicing
Agreement.

     SECTION 4.17. SEPARATE EXISTENCE.  The Grantee shall:

            (i) Maintain with commercial banking institutions its own deposit account or accounts separate from those of any Affiliate of the Grantee. The Grantee's funds will not be diverted to any other Person or for other than the Grantee's use, and, except as may be expressly permitted by this Agreement or the Servicing Agreement, the funds of the Grantee shall not be commingled with those of any Affiliate of the Grantee.

            (ii) Ensure that, to the extent that it shares the same officers or other employees as any of its members or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

            (iii) Ensure that, to the extent that it jointly contracts with any of its members or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Grantee contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between the Grantee and any of its Affiliates shall be only on an arm' s-length basis.

            (iv) Maintain a principal executive and administrative office through which its business is conducted separate from those of its members and Affiliates. To the extent that the Grantee and any of its members or Affiliates have offices in contiguous space, there shall be fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

            (v) Conduct its affairs strictly in accordance with its Operating Agreement and observe all necessary, appropriate and customary formalities, including, but not limited to, holding all regular and special members' meetings, and meetings of the Grantee's management committee, appropriate to authorize all action on behalf of the Grantee, keeping all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

            (vi) Ensure that its management committee (a) shall not include any Person who is also a member of the Board of Directors of any of the Grantee's Affiliates and (b) shall at all times include at least two Independent Managers (as such term is defined in the Grantee's Operating Agreement).

            (vii) Act solely in its own name and through its own authorized managers and agents, and no Affiliate of the Grantee shall be appointed to act as agent of the Grantee, except as expressly contemplated by this Agreement or the Servicing Agreement.

            (viii) Ensure that no Affiliate of the Grantee shall advance funds to the Grantee, or otherwise guaranty debts of, the Grantee, except as provided in the Grantee's Operating Agreement; PROVIDED, HOWEVER, that an Affiliate of the Grantee may provide funds to the Grantee in connection with capitalization of the Grantee.

            (ix) Not enter into any guaranty, or otherwise become liable, with respect to any obligation of any Affiliate of the Grantee.

     SECTION 4.18. FURTHER INSTRUMENTS AND ACTS. Upon request of the Note Issuer, the Grantee will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Agreement.

     SECTION 4.19. SUBSEQUENT TRANSITION PROPERTY.

     (a) Notwithstanding any provision hereof to the contrary, the Grantee may from time to time accept newly-created Subsequent Transition Property pursuant to a related Subsequent Funding Order and a Subsequent Tariff, subject to the conditions specified in paragraph (b) below.

     (b) The Grantee shall be permitted to accept Subsequent Transition Property only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Creation Date:

            (i) Illinois Power shall have provided the Grantee, the Subsequent Note Issuer, the Indenture Trustee and the Rating Agencies with written notice, which shall be given not later than 10 days prior to the related Subsequent Creation Date, specifying the Subsequent Creation Date for such Subsequent Transition Property and the aggregate amount of the IFCs related to such Subsequent Transition Property, and shall have provided any information reasonably requested by any of the foregoing Persons with respect to the Subsequent Transition Property to be created in favor of the Grantee.

            (ii) Illinois Power and the Grantee shall have delivered to the Note Issuer a duly executed Subsequent Grant Agreement, and the Grantee shall have delivered to the Note Issuer a duly executed Subsequent Sale Agreement;

            (iii) as of such Subsequent Creation Date, Illinois Power will not be insolvent and will not have been made insolvent by such transfer and Illinois Power will not be aware of any pending insolvency with respect to itself;

            (iv) the Rating Agency Condition shall have been satisfied with respect to such creation;

            (v)    Illinois Power shall have delivered to the Grantee, the
     Note Issuer, the Indenture Trustee and the Delaware Trustee an opinion of independent tax counsel and/or a ruling from the IRS (as selected by, and in form and substance reasonably satisfactory to Illinois Power) to the effect that for federal income tax purposes (i) the issuance of the Transitional Funding Order authorizing the collection of the Instrument Funding Charges does not result in gross income to Illinois Power, the Grantee or the
     Note Issuer, (ii) the assignment of the Intangible Transition Property to the Note Issuer and the issuance of the Notes does not result in gross income to Illinois Power, the Grantee or the Note Issuer, and
     (iii) the Notes will be obligations of Illinois Power for federal income tax purposes;

            (vi) as of such Subsequent Creation Date, no breach by Illinois Power of its representations, warranties or covenants in the Grant Agreement and no Servicer Default shall exist;

            (vii) as of such Subsequent Creation Date, the Grantee shall have sufficient funds available to pay Illinois Power the consideration set forth in the Subsequent Grant Agreement, and all conditions shall have been satisfied for the issuance of one or more instruments under the Indenture in order to provide such funds;

            (viii) the Grantee shall have delivered to the Rating Agencies any Opinions of Counsel requested by the Rating Agencies;

            (ix) the Grantee and the Note Issuer shall have taken all actions required to perfect the ownership interest or security interest (as the case may be) of the Note Issuer in the Subsequent Transition Property and Subsequent Related Assets and the proceeds thereof; free and clear of any Liens; and

            (x) the Grantee shall have delivered to the Note Issuer an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b).

                                    ARTICLE V

                                   THE GRANTEE

     SECTION 5.01. LIABILITY OF GRANTEE; INDEMNITIES.

     (a) The Grantee shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Grantee under this Agreement.

     (b) The Grantee shall indemnify the Note Issuer, the Indenture Trustee and the Delaware Trustee, and each of their respective officers, directors, employees and agents for, and defend and hold harmless each such Person from and against, any and all taxes (i) that may at any time be imposed on or asserted against any such Person as a result of the grant of the 1998 Transition Property to the Grantee, or (ii) that may be imposed on or asserted against any such Person under existing law as of the Closing Date as a result of the Grantee's ownership and assignment of the 1998 Transition Property, the Note Issuer's issuance and sale of the Notes, or the other transactions contemplated herein, including, in each case, any sales, gross receipt, general corporation, tangible personal property, privilege or license taxes, but excluding any taxes imposed as a result of a failure of such Person to withhold or remit taxes imposed with respect to payments on any Note.

     (c) The Grantee shall indemnify the Note Issuer, the Indenture Trustee, the Delaware Trustee and the Holders and each of their respective officers, directors, employees and agents for, and defend and hold harmless each such Person from and against, any and all amounts of principal and interest on the Notes not paid when due in accordance with their terms and the amount of any deposits to the Note Issuer required to have been made in accordance with the terms of the Basic Documents which are not made when so required and any and all liabilities, obligations, claims, actions, suits, or payments, of any kind whatsoever that may be imposed on or asserted against any such Person, together with any reasonable costs and expenses incurred by such Person (collectively,

"Losses"), as a result of the Grantee's breach of any of its representations, warranties or covenants contained in this Agreement.

     (d) The Grantee shall pay any and all taxes levied or assessed upon all or any part of the Note Issuer's property or assets based on existing law as of the Closing Date.

     (e) Indemnification under this Section 5.01 shall survive the resignation or removal of the Indenture Trustee or the Delaware Trustee and the termination of this Agreement and shall include reasonable fees and expenses of investigation and litigation (including reasonable attorneys' fees and expenses).

     SECTION 5.02. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, GRANTEE. Any Person (a) into which the Grantee may be merged or consolidated, (b) which may result from any merger or consolidation to which the Grantee shall be a party or (c) which may succeed to the properties and assets of the Grantee substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Grantee hereunder, shall be the successor to the Grantee under this Agreement without further act on the part of any of the parties to this Agreement; PROVIDED, HOWEVER, that
(i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Article III shall have been breached, (ii) the Grantee shall have delivered to the Note Issuer and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with,
(iii) the Grantee shall have delivered to the Note Issuer and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all filings to be made by the Grantee, including filings with the ICC pursuant to the Funding Law, have been executed and filed that are necessary to fully preserve and protect the interest of the Note Issuer in the 1998 Transition Property and Related Assets and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests (iv) the Rating Agencies shall have received prior written notice of such transaction and (v) Illinois Power shall have delivered to the Grantee, the
Note Issuer, the Delaware Trustee and the Indenture Trustee an opinion of independent tax counsel (as selected by, and in form and substance reasonably satisfactory to, Illinois Power, and which may be based on a ruling from the Internal Revenue Service) to the effect that, for federal income tax purposes, such consolidation or merger will not result in a material adverse federal income tax consequence to Illinois Power, the Grantee, the Note Issuer, the Delaware Trustee, the Indenture Trustee or the then existing Holders. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii),
(iii), (iv) and (v) above shall be conditions to the consummation of any transaction referred to in clauses (a), (b) or (c) above. When any Person acquires the properties and assets of Illinois Power Securitization Limited Liability Company, substantially as a whole and becomes the successor to Illinois Power Securitization Limited Liability Company in accordance with the terms of this Section 5.02, then upon the satisfaction of all of the other conditions of this Section 5.02, Illinois Power Securitization Limited Liability Company shall automatically and without further notice be released from its obligations hereunder.

     SECTION 5.03. LIMITATION ON LIABILITY OF GRANTEE AND OTHERS. The Grantee and any director or officer or employee or agent of the Grantee may rely in good faith on the advice of counsel or on any document of any kind, PRIMA FACIE properly executed and submitted by any Person, respecting any matters arising hereunder. Subject to Section 4.07, the Grantee shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

                                  ARTICLE VI

                            MISCELLANEOUS PROVISIONS

     SECTION 6.01. AMENDMENT. The Agreement may be amended by the Grantee and the Note Issuer, with prior written notice given to the Rating Agencies and the prior written consent of the Indenture Trustee, but without the consent of any of the Holders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Holders; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Officer's Certificate delivered to the Note Issuer and the Indenture Trustee, adversely affect in any material respect the interests of any Holder. This Agreement may also be amended from time to time by the Grantee and the Note Issuer, with prior written notice given to the Rating Agencies and the prior written consent of the Indenture Trustee and Holders holding not less than a majority of the Outstanding Amount of the Notes of all Series affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; PROVIDED, HOWEVER, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, IFC Collections or the timing of adjustments to IFCs or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes.

     Promptly after the execution of any such amendment or consent, the
Note Issuer shall furnish a copy of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

     It shall not be necessary for the consent of Holders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

     Prior to the execution of any amendment to this Agreement, the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

     SECTION 6.02. NOTICES. All demands, notices and communications upon or to the Grantee, the Note Issuer, the Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered, mailed or sent by telecopy or other similar form of rapid transmission, and shall be deemed to have been duly given upon receipt (a) in the case of the Grantee, Illinois Power Securitization Limited Liability Company, c/o Illinois Power Company, 500 South 27th Street, Decatur, Illinois 62525; (b) in the case of the Note Issuer, to Illinois Power Special Purpose Trust, c/o First Union Trust Company, National Association, One Rodney Square, 920 King Street, 1st Floor, Wilmington, Delaware 19801, Attention: Corporate Trust Administration, with a copy to Richards, Layton & Finger, Attention:
Doreene Damon, (c) in the case of the Indenture Trustee, at the Corporate Trust Office; (d) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007; (e) in the case of Standard & Poor's, to Standard & Poor's Corporation, 26 Broadway (10th Floor), New York, New York 10004, Attention:
ABS Surveillance; (f) in the case of Fitch IBCA, to Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004,
Attention: ABS Surveillance; or (g) in the case of Duff & Phelps, to Duff & Phelps Rating Co., 17 State Street, 12th Floor, New York, New York 10004, Attention of Asset Backed Monitoring Group; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     SECTION 6.03. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Section 5.02, this Agreement may not be assigned by the Grantee.

     SECTION 6.04. LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of the Grantee, the Note Issuer, the Indenture Trustee, the Delaware Trustee and the Holders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the 1998 Transition Property or Related Assets or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 6.05. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof; and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 6.06. SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 6.07. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 6.08. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 6.09. ASSIGNMENT TO INDENTURE TRUSTEE. The Grantee acknowledges and consents to any transfer, pledge, assignment and grant of a security interest by the Note Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Holders of all right, title and interest of the Note Issuer in, to and under the 1998 Transition Property and Related Assets and the proceeds thereof and the assignment of any or all of the Note Issuer's rights and obligations hereunder to the Indenture Trustee.

     SECTION 6.10. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by First Union Trust Company, National Association ("First Union") not individually or personally but solely as Delaware Trustee on behalf of the Note Issuer, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made by the Delaware Trustee on behalf of the Note Issuer are made and intended not as personal representations, undertakings and agreements by First Union are made and intended for the purpose of binding only the Note Issuer, (c) nothing herein contained shall be construed as creating any liability on First Union individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any Person claiming by, through or under such parties and (d) under no circumstances shall First Union be personally liable for the payment of any indebtedness or expense of the
Note Issuer or be
personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Note Issuer under this Agreement.

     SECTION 6.11. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Harris Trust and Savings Bank, not individually or personally but solely as Indenture Trustee, in the exercise of the powers and authority conferred and vested in it, and (b) nothing herein contained shall be construed as creating any liability on Harris Trust and Savings Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties.

     SECTION 6.12. HOLDERS AS THIRD-PARTY BENEFICIARIES. The Grantee and the Note Issuer agree that the Holders and the Indenture Trustee are express third-party beneficiaries of the provisions of this Agreement and that the Indenture Trustee, on behalf of the Holders, shall have the right to enforce the terms hereof as provided in Section 6.09 hereof. The Grantee will take all appropriate actions to perfect and maintain the perfection of the Grantee's and the Note Issuer's ownership interest in any of the 1998 Transition Property and to perfect and maintain the perfection of the Indenture Trustee's security interest in such 1998 Transition Property and all other Note Collateral.

     SECTION 6.13. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. In addition to the survival of representations and warranties as set forth in Article III, (a) the agreements, representations warranties, indemnities and other statements of the Grantee set forth in or made pursuant to this Agreement will remain in full force and effect and will survive the grant of the 1998 Transition Property and the issuance and delivery of the Notes and (b) to the fullest extent permitted by applicable law, the provisions of Articles III, IV and V hereof shall survive the termination and cancellation or invalidity of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                 ILLINOIS POWER SECURITIZATION
                                 LIMITED LIABILITY COMPANY, Grantee



                                 By:    Eric B. Weekes
                                     -----------------------------
                                 Name:  Eric B. Weekes
                                 Title: Manager


                                 ILLINOIS POWER SPECIAL PURPOSE
                                 TRUST, Note Issuer

                                 By:  FIRST UNION TRUST
                                      COMPANY, NATIONAL ASSOCIATION,
                                      not in its individual capacity
                                      but solely as Delaware Trustee

                                 By:    /s/ Doris J. Krick
                                        ----------------------------
                                 Name:      Doris J. Krick
                                        ----------------------------
                                 Title:     Vice President
                                        ----------------------------



Acknowledged and accepted:

HARRIS TRUST AND SAVINGS BANK,
not in its individual capacity
but solely as Indenture
Trustee


By:   /s/ E. Kay Liederman
      -----------------------------
Name:     E. Kay Liederman
      -----------------------------
Title:    Vice President
      -----------------------------


                                       31